UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 10, 2003

                                   CLARK, INC.
             (Exact Name of Registrant as Specified in its Charter)

               DELAWARE                      001-31256                   52-2103926
    (State or other jurisdiction      (Commission file number)        (I.R.S. employer
           of incorporation)                                         identification no.)

    102 SOUTH WYNSTONE PARK DRIVE
       NORTH BARRINGTON, ILLINOIS                                           60010
(Address of principal executive offices)                                 (Zip Code)

       Registrant's telephone number, including area code: (847) 304-5800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On September 10, 2003, Clark, Inc. issued a notice of a proposed securitization transaction pursuant to Rule 135(c) of the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7(c).  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit 99.1     Press release dated September 10, 2003.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CLARK, INC.


Date:  September 15, 2003                         By: /s/ Thomas M. Pyra
                                                     ---------------------------
                                                     Thomas M. Pyra
                                                     Chief Financial Officer and
                                                        Chief Operating Officer

                                INDEX TO EXHIBITS
                                -----------------

   Exhibit
   -------
     99.1          Press release dated September 10, 2003.